MATERIAL CONTRACTS

Exhibit 10 is:

        (1)  Employment Agreement between James S. Marlen and the Company.

        (2)  First Amendment to Employment Agreement between James S. Marlen and the Company.

        (3)  Second Amendment to Employment Agreement between James S. Marlen and the Company:

        (4)  Change of Control Agreement between Javier Solis and the Company.

        (5)  Change of Control Agreement between Gary Wagner and the Company.

        (6)  Change of Control Agreement between James R. McLaughlin and the Company.

        (7)  2001 Stock Incentive Plan.

Exhibit 10, Item (1) is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 1997.

Exhibit 10, Items (2), (4) and (5) are incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 1998.

Exhibit 10, Item (3) is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 2001.

Exhibit 10, Item (6) is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 2000.

Exhibit 10, Item (7) is incorporated by reference to Registration Statement No. 333-61816 on Form S-8 filed with the Commission on May 29, 2001.

EXHIBIT 10